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                                                                    EXHIBIT 23.0

                      [LETTERHEAD OF WEGMANN-DAZET & CO.]

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Registration Statement on Form SB-2 of our report dated January 13, 2000, relating to the financial statements of RX Technology, Inc. for the years ended December 31, 1999 and 1998, which is part of this Registration Statement.

                                        /s/ Wegmann-Dazet & Co. APC


Metairie, Louisiana
August 2, 2000